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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 27, 2001



                           LASER VISION CENTERS, INC.
             (Exact name of registrant as specified in its charter)


 DELAWARE                          1-10629                   43-1530063
 (State or other                (Commission File          (I.R.S. Employer
jurisdiction of                    Number)                 Identification
organization)                                                  Number)


  540 MARYVILLE CENTRE DRIVE, SUITE 200
           ST. LOUIS, MISSOURI                        63141
(Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (314) 434-6900

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ITEM 5.           OTHER EVENTS

                  In connection with the Agreement and Plan of Merger, dated as of August 25, 2001 (the "Merger Agreement"), by and among Laser Vision Centers, Inc., a Delaware corporation ("Laser Vision"), TLC Laser Eye Centers Inc., an Ontario corporation ("TLC"), and TLC Acquisition II Corp., a Delaware corporation and a wholly-owned subsidiary of TLC, Laser Vision and TLC entered into a Letter Agreement, dated as of December 27, 2001, whereby Laser Vision and TLC agreed to extend the date after which either party could determine to terminate the Merger Agreement if the merger had not yet been completed from December 31, 2001 to March 31, 2002.

                  The foregoing description of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement which is attached as
Exhibit 99.1 hereto and is incorporated herein by reference. The joint press release of Laser Vision and TLC, issued December 27, 2001, announcing the extension is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.           EXHIBITS

99.1 Letter Agreement, dated as of December 27, 2001, by and among Laser Vision Centers, Inc., TLC Laser Eye Centers Inc. and TLC Acquisition II Corp.

99.2 Press Release, dated December 27, 2001, incorporated by reference to Laser Vision Centers, Inc.'s filing pursuant to Rule 425 on December 27, 2001.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Laser Vision has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 28, 2001

                                          LASER VISION CENTERS, INC.



                                          By /s/ Robert W. May
                                            ---------------------------------
                                             Robert W. May
                                             Vice Chairman and General Counsel


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                                  EXHIBIT INDEX


Exhibit No.                                        Description


99.1 Letter Agreement, dated as of December 27, 2001, by and among Laser Vision Centers, Inc., TLC Laser Eye Centers Inc. and TLC Acquisition II Corp.

99.2 Press Release, dated December 27, 2001, incorporated by reference to Laser Vision Centers, Inc.'s filing pursuant to Rule 425 on December 27, 2001.